EXHIBIT 10.19

                       1994 REGISTRATION RIGHTS AGREEMENT

         THIS 1994 REGISTRATION RIGHTS AGREEMENT dated as of February 10,
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1994 among ROADHOUSE GRILL, INC. (together with its successors, the "Company"), and each of the several Purchasers named in Schedule I of the Series A Convertible Preferred Stock Purchase Agreement of even date herewith (the "1994 Purchase Agreement").

         WHEREAS, on the date hereof, each Purchaser purchased from the Company and is the beneficial owner of shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"), or has received a warrant (the "Warrant") to purchase shares of Series A Convertible Preferred Stock;

         WHEREAS, the Company wishes to provide the Purchasers the rights described herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            (b) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

            (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            (d) "Registration Expenses" shall mean the expenses so described in
Section 8.

            (e) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            (f) "Selling Expenses" shall mean the expenses so described in
Section 8.

            (g) "Series A Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Series A Preferred Shares.

            (h) "Series A Preferred Shares" shall mean the shares of Series A Convertible Preferred Stock purchased by the Purchasers pursuant to the 1994 Purchase Agreement or issued to certain purchasers pursuant to the Warrants.

            (i) "Series A Shares" shall mean, collectively, the Series A Conversion Shares that are issued and outstanding and the shares of Common Stock issuable upon conversion of Series A Preferred Shares.

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         2. Restrictive Legend. Each Certificate representing Series A Preferred
Shares or Series A Conversion Shares shall, except as otherwise provided in this
Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Fulbright & Jaworski L.L.P. shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

         3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Series A Preferred Shares or Series A Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Fulbright & Jaworski L.L.P. shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation).

         Each certificate for Series A Preferred Shares or Series A Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act), or (h) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section.

         4. REQUIRED REGISTRATION.

            (a) At any time after the earlier of (i) six months after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective (other than a registration of securities in a Rule 145 transaction or with respect to one or more employee benefit plans), and (ii) the date upon which John Y. Brown, Jr. is no longer a director of the Company (but in no event earlier than the third anniversary of the date of this Agreement) the holders of the Series A Shares constituting at least fifty percent (50%) of such Series A Shares may request the Company to register under the Securities Act all or any portion of the Series A Shares

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held by such requesting holder or holders for sale in the manner specified in such notice. The only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Series A Preferred Shares shall be entitled to sell such Series A Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within one hundred twenty (120) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Series A Shares shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered at least seventy-five percent (75%) of the total Series A Shares as to which registration shall have been requested.

            (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Series A Shares from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of Series A Shares specified in such notice (and in all notices received by the Company from other holders all within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the Series A Shares to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Series A Shares pursuant to this Section 4 on two occasions only, PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering at least seventy-five percent (75%) of the total Series A Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

            (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Series A Shares to be sold. Except for the registration statements on Form S-4, S-8, or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

         5. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Series A Shares for sale to the public), each such time it will give written notice to all holders of Series A Shares of its intention so to do. Upon the written request of any such holder, received by the

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Company within thirty (30) days after the giving of any such notice by the
Company, to register any of its Series A Shares, in whole or in part (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Series A Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Series A Shares so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Series A Shares to be included in such an underwriting may be reduced, in whole or in part (pro rata among the requesting holders based upon the number of Series A Shares owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, PROVIDED, HOWEVER, that such number of Series A Shares shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Series A Shares, PROVIDED, FURTHER that after the Company's initial public offering of securities for its own account, such number of Series A shares shall not be reduced below twenty percent (20%) of the aggregate number of shares offered by the Company and the requesting holders of Series A Shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Series A Shares.

         6. REGISTRATION ON FORM S-3. If at any time (i) a holder or holders of Series A Shares request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Series A Shares held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and
(ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Series A Shares specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Series A Shares, each of the procedures and requirements of
Section 4 (including but not limited to the requirement that the Company notify all holders of Series A Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, PROVIDED, HOWEVER, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and PROVIDED, FURTHER, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

         7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any Series A Shares under the Securities Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and

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remain effective for the period of the distribution contemplated thereby
(determined as hereinafter provided);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Series A Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

            (c) furnish to each seller of Series A Shares and to each underwriter such number of copies of the registration statement and the prospectus included in the registration statement (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Series A Shares covered by such registration statement;

            (d) use all reasonable efforts to register or qualify the Series A Shares covered by such registration statement under the Securities or "Blue Sky" laws of such jurisdictions as the sellers of Series A shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) use its best efforts to list the Series A Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) immediately notify each seller of Series A Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) if the offering is underwritten and at the request of any seller of Series A Shares, use its best efforts to furnish on the date that Series A Shares is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that

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they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

            (h) make available for inspection by each seller of Series A Shares, upon such seller signing an appropriate confidentiality agreement, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Series A Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but no later than 180 days), and the period of distribution of Series A Shares in any other registration shall be deemed to extend until the earlier of the sale of all Series A Shares covered thereby and 120 days after the effective date thereof.

         In connection with each registration hereunder, the sellers of Series A Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by, them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment statute.

         8. EXPENSES. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of any counsel for the sellers of Series A Shares, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of the Series A Shares are called "Selling Expenses."

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         The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6, except to the extent that any such Registration Expenses must be borne by the participating sellers in order to permit the sale of shares in any state under the state securities or "blue sky" laws thereof. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6, and any Registration Expenses borne by the sellers pursuant to the preceding sentence shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers (including the Company if it shall be a participating seller) as they may agree.

         9. INDEMNIFICATION AND CONTRIBUTION.

            (a) In the event of a registration of any of the Series A Shares under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Series A Shares thereunder and each of its partners, officers and directors, as applicable, each underwriter of such Series A Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several (or actions in respect thereof), to which such seller, underwriter or controlling person may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement (the "Registration Statement") under which such Series A Shares was registered or qualified under the Securities Act or applicable state securities laws pursuant to Sections 4, 5 or 6, any preliminary prospectus (the "Preliminary Prospectus") or final prospectus ("Prospectus") contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in an underwriting agreement with the underwriters or any failure of the Company to perform its obligations under such underwriting agreement or under applicable law; and will reimburse each such seller and each of its partners, officers and directors, as applicable, each such underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished by any such seller, any such underwriter or any such controlling person.

            (b) In the event of a registration of any of the Series A Shares under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Series A Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the

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registration statement, each director of the Company, each underwriter, each person who controls any underwriter within the meaning of the Securities Act and each other seller of Series A Shares thereunder, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company or such officer, director, underwriter, controlling person or other seller may become subject under the Securities Act, Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of seller of the Series A Shares), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the seller of such Series A Shares contained in an underwriting agreement with the underwriters or any failure of such seller to perform its obligations under such agreement or under applicable law; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller stated to be specifically for use in such registration statement and prospectus; PROVIDED FURTHER, HOWEVER, that the indemnification contained in this Section 9(b) with respect to any Preliminary Prospectus shall not inure to the benefit of each seller (or to the benefit of any person controlling such seller) on account of any such loss, claim, damage, liability or expense arising from the sale of the Series A Shares by such seller to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus; PROVIDED FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Series A Shares covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to such indemnified party for contribution or otherwise other than under this Section 9, and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent that the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the

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indemnified party and indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Series A Shares exercising rights under this Agreement, or any controlling person of any such holder makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Series A Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Series A Shares offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Series A Convertible Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Series A Convertible Preferred Stock as so changed.

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         11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Series A Shares to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each holder of Series A Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Series A Shares without registration.

         12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

            (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or ByLaws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         13. MISCELLANEOUS.

            (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Series A Shares), whether so expressed or not, PROVIDED, HOWEVER, that registration rights conferred herein on the holders of Series A Shares shall only inure to the benefit of a transferee of Series A Shares if (i) the transferee receives from the transferor at least all Series A Shares originally issued to the transferor pursuant to the 1994 Purchase Agreement or 200,000 Series A Shares, whichever is less, or (ii) such transferee is a partner, shareholder, family member (or trusts for family members) or affiliate of the transferor.

            (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or faxed, in the case of non-U.S. residents, addressed as follows:

                  if the Company or any other party hereto, at the address of such party set forth in the 1994 Purchase Agreement;

                  if to any subsequent holder of Series A Shares, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Series A Shares) or to the holders of Series A Shares (in the case of the Company) in accordance with the provisions of this paragraph.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

            (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding Series A Shares.

            (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) The obligations of the Company to register Series A Shares under Sections 4, 5 or 6 shall terminate as to any holder of Series A Shares or permissible transferees or assignees of such rights (but only during such times as both (i) and (ii) are applicable) if such person (i) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company (on an as-converted basis); and (ii) would be permitted to sell all of the Series A Shares held by him within one three-month period pursuant to Rule 144.

            (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Series A Shares who is a party to this Agreement shall agree not to sell publicly any Series A Shares or any other shares of Common Stock (other than Series A Shares or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

            (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

            (i) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                             ROADHOUSE GRILL, INC.

                                             By: /s/ JOHN DAVID TOOLE III
                                                -------------------------------

                                                -------------------------------
                                       12

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                             ROADHOUSE GRILL, INC.

                                             By:
                                                -------------------------------

                                            GRACE VENTURES PARTNERSHIP

                                            By: HORN VENTURE PARTNERS
                                            -----------------------------------

                                            /s/ ROBERT E. PEDIGO
                                            -----------------------------------
                                            Robert E. Pedigo
                                            General Partner

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                             ROADHOUSE GRILL, INC.

                                             By:
                                                ------------------------------

                                             /s/ ILLEGIBLE
                                             ---------------------------------

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                             ROADHOUSE GRILL, INC.

                                             By:
                                                ------------------------------

                                             /s/ J. PETER GRACE
                                             ---------------------------------

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                             ROADHOUSE GRILL, INC.

                                             By:
                                                ------------------------------

                                             /s/ ILLEGIBLE
                                             ---------------------------------

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                        ROADHOUSE GRILL, INC.

                                        By:
                                        -------------------------------------

                                        DAVID WALTER ROBBINS, JR.
                                        DECLARATION OF TRUST
                                        DATED OCTOBER 31, 1991

                                        /s/ DAVID WALTER ROBBINS, JR. TRUSTEE
                                        -------------------------------------

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                        ROADHOUSE GRILL, INC.

                                        By: /s/ JOHN DAVID TOOLE III
                                        -------------------------------------


                                        BANQUE SCANDINAVE EN SUISSE

                                        /s/  ILLEGIBLE
                                        -------------------------------------

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                                        ROADHOUSE GRILL, INC.

                                        By:
                                        -------------------------------------



                                        BERJAYA GROUP (CAYMAN) LTD.

                                        By: /s/ ILLEGIBLE
                                            ---------------------------------

                                        Title: CHAIRMAN
                                               ------------------------------

                                       19